Exhibit 10.7
Execution Version
SUPPLEMENTAL INDENTURE NO. 2
SUPPLEMENTAL INDENTURE NO. 2, (this “Supplemental Indenture”) dated as of August 4, 2025, by and among B. Riley Financial, Inc., a Delaware corporation (the “Company”) and GLAS Trust Company LLC, as Trustee and Collateral Agent under the Indenture referred to below.
W I T N E S E T H:
WHEREAS, the Company, the Trustee and Collateral Agent and the Guarantors party thereto from time to time, among others, are party to an indenture dated as of March 26, 2025 (as supplemented by that certain SUPPLEMENTAL INDENTURE NO. 1, dated as of June 27, 2025, and as further amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of the Company’s 8.00% senior secured second lien notes due 2028 (the “Notes”);
WHEREAS, the Company desires to amend the Indenture to amend certain provisions of the Indenture relating to the capacity to incur Additional Second Lien Obligations and First Lien Obligations (as defined in the Indenture);
WHEREAS, pursuant to Section 9.02 of the Indenture, the Company, the Trustee and the Collateral Agent may amend or supplement the Indenture with the consent of the Holders specified therein;
WHEREAS, each of the Holders has consented to the terms of this Supplemental Indenture; and
WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Trustee and the Collateral Agent mutually covenant and agree for the benefit of the Trustee, the Collateral Agent, the Holders of Notes and the other Secured Parties as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
ARTICLE II
AMENDMENTS TO THE INDENTURE
SECTION 2.1.    Amendments to the Indenture. Effective as of the date hereof, the Indenture is hereby amended to add a new Section 4.19 that shall read in its entirety as follows:
Section 4.19    Additional Restrictions.
The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly (a) incur, subject to the provisions in Section 4.18(c), (x) any Indebtedness for Borrowed Money consisting

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of Notes or Additional Second Lien Obligations in an aggregate principal amount at any one time outstanding exceeding $250,000,000 or (y) any First Lien Obligations, in an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) exceeding the greater of (x) $160,000,000 minus the aggregate principal amount of any mandatory prepayments of Credit Agreement Obligations pursuant to the Credit Agreement arising from asset sales after the Issue Date and (y) $50,000,000 or (b) without limiting the rights of the First Lien Agent or First Lien Secured Parties, cause, or seek to cause, the release of Collateral securing the Notes or the Guarantees in favor of the Notes pursuant to Section 6.1(a) of the Intercreditor Agreement (other than in connection with any transaction otherwise permitted under the Indenture being done in good faith for a bona fide business purpose). The Company and its Restricted Subsidiaries shall at all times operate with good faith with respect to maintaining Liens on the Collateral and Guarantees from the Guarantors in accordance with this Indenture and the Collateral Documents. This Section 4.19 may not be amended, waived or supplemented without the consent of at least 66 and 2/3% of the outstanding aggregate principal amount of the Notes.
ARTICLE III
MISCELLANEOUS

SECTION 3.1.    Notices. All notices and other communications to the Company and the Guarantors shall be given as provided in the Indenture, at the address for the Company and the Guarantors set forth in the Indenture.
SECTION 3.2.    Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders, the Trustee, the Collateral Agent and the other Secured Parties, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.
SECTION 3.3.    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 3.4.    Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
SECTION 3.5.    Ratification of Indenture Documents; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture and each other Indenture Document is in all respects ratified and confirmed and all the terms, conditions and provisions hereof and thereof shall remain in full force and effect. This Supplemental Indenture does not constitute a novation of the Indenture, the Notes or any other Indenture Document. Nothing in this Supplemental Indenture is intended, or shall be construed, to constitute an accord and satisfaction of any of the Indenture Obligations or to modify, affect or impair the perfection or continuity of the Collateral Agent’s security interest (on behalf of itself and the other Secured Parties) in, security titles to or other liens on any Collateral for the Indenture Obligations. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. From and after the date of this Supplemental Indenture, (a) each reference in the Indenture to “this Indenture,” “hereunder,” “herein”, “hereof” or words of similar import referring to the Indenture shall mean and be a reference to the Indenture as amended, supplemented, waived or otherwise modified (including, without limitation, as

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it is amended, supplemented, waived or otherwise modified pursuant to this Supplemental Indenture) and (b) each reference in each other Indenture Document to the Indenture shall mean and be a reference to the Indenture as amended, restated, amended and restated, supplemented, waived or otherwise modified (including, without limitation, as it is amended, supplemented, waived or otherwise modified pursuant to this Supplemental Indenture).
SECTION 3.6.    The Trustee and the Collateral Agent. Neither the Trustee nor the Collateral Agent makes any representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
SECTION 3.7.    Counterparts. The parties hereto may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or pdf transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or pdf shall be deemed to be their original signatures for all purposes.
SECTION 3.8.     Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
SECTION 3.9.    Effectiveness. This Supplemental Indenture shall be effective as of the date of this Supplemental Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
B. RILEY FINANCIAL, INC.
By:    __/s/Bryant Riley________________
Name: Bryant Riley
Title: Co-Chief Executive Officer
[SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE NO. 2]

GLAS TRUST COMPANY LLC,
as Trustee and Collateral Agent
By:    _/s/Robert Peschler____________________
Name: Robert Peschler
Title:Vice President

[SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE NO. 2]